DEUTSCHE MORGAN GRENFELL [LOGO]                                LEHMAN BROTHERS



                                CMBS NEW ISSUE

                      ----------------------------------
                         PRICING DATE: APRIL 28, 1998
                      ----------------------------------

                                $1,301,390,000
                                 (APPROXIMATE)
                   GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                                 AS DEPOSITOR

                      GERMAN AMERICAN CAPITAL CORPORATION
                     GMAC COMMERCIAL MORTGAGE CORPORATION
                           AS MORTGAGE LOAN SELLERS


                     GMAC COMMERCIAL MORTGAGE CORPORATION
                    AS MASTER SERVICER AND SPECIAL SERVICER

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1998-C1




DEUTSCHE MORGAN GRENFELL                                       LEHMAN BROTHERS


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                        STRUCTURAL AND COLLATERAL TERM SHEET             [LOGO]





                          $1,301,390,000 (APPROXIMATE)           APRIL 28, 1998
                   GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                      MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1998-C1

I.  ISSUE CHARACTERISTICS

Issue Type:                      Class A-1, A-2, B, C, D, E, F and X
                                 Certificates (the "Public Securities") will be offered pursuant to the related Prospectus
                                 Supplement and accompanying Prospectus and the Class G, H, J, K, L, M and N Certificates
                                 (the "Non-Investment Grade Private
                                 Securities") and will be offered privately
                                 (including pursuant to Rule 144A under the Securities Act of 1933, as amended) pursuant to a Private Placement Memorandum.

Securities Offered:             $1,301,390,000 fixed-rate, monthly pay,
                                 multi-class, sequential pay commercial
                                 mortgage REMIC Pass-Through Certificates.
                                 Only the Public Securities are being offered to investors who receive this term sheet.

Collateral:                      The collateral consists of an approximately
                                 $1,438,000,264 pool of generally newly
                                 originated, fixed rate, call protected, and balloon or fully amortizing first lien, commercial and multifamily Mortgage Loans.

Co-Lead Managers:                Deutsche Morgan Grenfell and Lehman Brothers

Master Servicer:                 GMAC Commercial Mortgage Corporation

Special Servicer:                GMAC Commercial Mortgage Corporation

Trustee:                         LaSalle National Bank

Pricing:                         On or about April 28th

Closing:                         On or about May 18th

Settlement:                      All classes will settle plus accrued interest
                                 from May 1

Cut-Off Date:                    May 1, 1998

Distribution Date:               15th of each month, or following business day
                                 (commencing June 1998)

ERISA Eligible:                  Classes A-1, A-2 and X are ERISA eligible
                                 pursuant to the Underwriter's exemption
                                 subject to certain conditions for eligibility

Representations & Warranties:    Provided by applicable Mortgage Loan Sellers

Structure:                       Sequential pay

Rated Final Distribution Date:   May 15, 2030

Clean up Call:                   1.0%

Minimum Denominations:           Classes A-1, A-2, B, C, D, E and F: $25,000 &
                                 $1 increments Class X: $1,000,000 Notional
                                 Amount & $1 increments

Rating Agencies:                 Fitch IBCA Inc. and Moody's Investors Service
                                 (except Fitch will rate Class F and Moody's will not)

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                        STRUCTURAL AND COLLATERAL TERM SHEET             [LOGO]


II.  ORIGINATORS:
GMAC Commercial
Mortgage Corporation:            152 of the Mortgage Loans (the "GMACCM
                                 Loans"), which represent 83.3% of the Initial
                                 Pool Balance, were originated or acquired by GMAC Commercial Mortgage Corporation, a
                                 California corporation and an affiliate of the Depositor. GMACCM is a wholly-owned subsidiary of GMAC Mortgage Group, Inc. GMAC
                                 Mortgage Group, Inc. is a wholly-owned
                                 subsidiary of General Motors Acceptance
                                 Corporation, which is a wholly-owned
                                 subsidiary of General Motors Corporation
                                 ("GM").

German American
Capital Corporation:             29 of the Mortgage Loans (the "GACC Loans"),
                                 which represent 16.7% of the Initial Pool
                                 Balance, were originated or acquired by GACC, a wholly owned subsidiary of Deutsche Bank
                                 North America Holding Corp., which in turn is a wholly-owned subsidiary of Deutsche Bank
                                 AG, a German corporation. GACC is also an affiliate of Deutsche Morgan Grenfell Inc., one of the Underwriters. GACC engages primarily in the business of purchasing and holding mortgage loans pending securitization, repackaging or other disposition. GACC also acts from time to time as the originator of mortgage loans. Although
                                 GACC purchases and sells mortgage loans for its own account, it does not act as a broker or dealer in connection with any such loans.


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                               [PIE CHART]


                              GMACCM   83.3%
                              GACC     16.7%



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                        STRUCTURAL AND COLLATERAL TERM SHEET


-------------------------------------------------------------------------------
                       APPROXIMATE SECURITIES STRUCTURE
-------------------------------------------------------------------------------

PUBLICLY OFFERED  CLASSES:
-----------------------------------------------------------------------------------------------------------------------------------
                   EXPECTED            APPROX.        EXPECTED CREDIT                                EXPECTED
                    RATING              SIZE              SUPPORT         COUPON                 WEIGHTED AVERAGE
    CLASS       (FITCH/MOODY'S)         ($MM)                          DESCRIPTION DELIVERY (E)  LIFE (YRS.) (A)  PRINCIPAL WINDOW
                                                                                                                         (A)
-----------------------------------------------------------------------------------------------------------------------------------
      A1            AAA/Aaa              333,587,000       29.00%           (g)        DTC             5.5          6/98 - 11/07
      A2            AAA/Aaa              687,393,000       29.00%           (g)        DTC             9.7          11/07 - 3/08
       B            AA+/Aaa               28,760,000       27.00%           (f)        DTC             9.9           3/08 - 4/08
       C            AA/ Aa2               64,710,000       22.50%           (f)        DTC             9.9           4/08 - 4/08
       D             A/A2                 75,495,000       17.25%           (f)        DTC             10.0          4/08 - 7/08
       E           BBB/ Baa2              68,305,000       12.50%           (c)        DTC             11.1          7/08 - 3/11
       F            BBB-/ -               43,140,000       9.50%            (c)        DTC             14.2          3/11 - 1/13
       X            AAA/Aaa            1,438,000,263(b)    IO               (d)        DTC             9.5           6/98 - 3/18


PRIVATELY PLACED CLASSES (NOT OFFERED):
-----------------------------------------------------------------------------------------------------------------------------------
       G            BB+/ -                32,355,000       7.25%            (c)        DTC             14.7          1/13 -2/13
       H            BB/ -                 25,165,000       5.50%            (c)        DTC             14.8          2/13 - 3/13
       J            BB-/ -                14,380,000       4.50%            (c)      Physical          14.9          3/13 - 4/13
       K            B/ -                  25,165,000       2.75%            (f)      Physical          15.2          4/13 - 4/14
       L            B-/ -                 14,380,000       1.75%            (f)      Physical          16.6          4/14 - 9/15
       M           CCC/ -                 10,785,000       1.00%            (f)      Physical          17.8          9/15 - 9/16
       N          Not Rated               14,380,263                        (f)      Physical          19.0          9/16 - 3/18

-----------------------------------------------------------------------------------------------------------------------------------

(a)   Calculated at 0%  CPR and no balloon extension.
(b)   Notional amount.
(c)   Weighted Average Net Mortgage Rate.
(d) The Class X coupon is calculated as the Weighted Average Net Mortgage Rate less the Weighted Average Pass-Through Rate. (e) Delivery shall be DTC, Euroclear and Cedel.
(f)   Lesser of fixed rate or Weighted Average Net Mortgage Rate.
(g)   Fixed Rate.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.



                        STRUCTURAL AND COLLATERAL TERM SHEET


-------------------------------------------------------------------------------
                            MORTGAGE POOL OVERVIEW
-------------------------------------------------------------------------------

       The Mortgage Pool is comprised of 181 multifamily and commercial loans with an aggregate Cut-Off Date Balance of approximately $1,438,000,264

       All of the Mortgage Loans are secured by first liens on multifamily and commercial properties

       The Pool's average Cut-Off Date Principal Balance is approximately $7,944,753

       The Pool's weighted average Mortgage Interest Rate is approximately
       7.20%

       Approximately 100% of the Pool Balance has prepayment protection as of the Cut-Off Date

       Approximately 51.72% of the Pool Balance is locked out as of the Cut-Off Date

       Weighted Average Current Debt Service Coverage Ratio: 1.49x

       96.84% of the Portfolio has Debt Service Coverage Ratio greater than
       1.20x

       Weighted Average Current Loan to Value Ratio: 70.5%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.




                     STRUCTURAL AND COLLATERAL TERM SHEET

------------------------------------------------------------------------------
           GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE
------------------------------------------------------------------------------

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                     [MAP]


                                                                        PERCENTAGE OF
                                NUMBER OF         CUT-OFF DATE        AGGREGATE CUT-OFF   AVERAGE CUT-OFF  WEIGHTED AVERAGE
                                MORTGAGE           PRINCIPAL           DATE PRINCIPAL      DATE PRINCIPAL    DEBT SERVICE
PROPERTY STATE                 PROPERTIES         BALANCE (B)              BALANCE            BALANCE       COVERAGE RATIO
-----------------------------------------------------------------------------------------------------------------------------
Texas                              85            $ 310,782,395             21.61%           $ 3,656,263         1.51x
New York                           13             152,293,306               10.59            11,714,870          1.58
California                         25             134,299,281               9.34             5,371,971           1.38
Arizona                            23             102,987,628               7.16             4,477,723           1.59
Illinois                           34             100,578,286               6.99             2,958,185           1.59
District of Columbia                3              64,920,483               4.51             21,640,161          1.59
Washington                          4              63,033,903               4.38             15,758,476          1.67
Florida                            11              54,445,035               3.79             4,949,549           1.52
Minnesota                           3              51,567,186               3.59             17,189,062          1.40
Maryland                            8              37,396,229               2.60             4,674,529           1.26
Michigan                            8              36,604,997               2.55             4,575,625           1.49
Louisiana                           5              36,191,152               2.52             7,238,230           1.50
Other                              72             292,900,382               20.37            4,068,061           1.41
                                   --             -----------               -----            ---------           ----
TOTAL                              294          $ 1,438,000,264             100%            $ 4,891,157         1.49X


                                                    WEIGHTED
                               WEIGHTED AVERAGE      AVERAGE       WEIGHTED AVERAGE
                               MORTGAGE INTEREST  REMAINING TERM       CURRENT
PROPERTY STATE                       RATE          TO MATURITY           LTV
-------------------------------------------------------------------------------------
Texas                                7.00%            123.8             79.28%
New York                             7.21             145.6             59.24
California                           7.41             124.6             72.01
Arizona                              7.11             186.3             63.91
Illinois                             6.86             124.9             83.96
District of Columbia                 7.50             119.0             50.67
Washington                           7.41             118.4             57.64
Florida                              7.42             131.0             65.59
Minnesota                            7.08             116.1             71.22
Maryland                             7.47             141.4             77.29
Michigan                             6.95             138.7             70.26
Louisiana                            6.98             114.0             62.93
Other                                7.37             134.4             71.85
                                     ----             -----             -----
TOTAL                                7.20%            133.0              70.45%


(a) Column totals may not sum due to rounding.
(b) For purposes of describing geographic concentration, loans secured by multiple properties are allocated a Cut-off Date Principal Balance based on the allocated loan amount.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                     STRUCTURAL AND COLLATERAL TERM SHEET


-------------------------------------------------------------------------------
         PROPERTY TYPE DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE
-------------------------------------------------------------------------------

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  [PIE CHART]

                          NUMBER        CUT-OFF DATE   PERCENTAGE OF AGGREGATE       AVERAGE         WEIGHTED AVERAGE
                       OF MORTGAGE       PRINCIPAL      CUT-OFF DATE PRINCIPAL     CUT-OFF DATE        DEBT SERVICE
PROPERTY TYPE           PROPERTIES        BALANCE              BALANCE          PRINCIPAL BALANCE     COVERAGE RATIO
------------------------------------------------------------------------------------------------------------------------
Multifamily                 90           $ 375,985,582           26.15%            $ 4,177,618              1.50x
Retail                      40             273,969,673           19.05               6,849,242              1.35
Skilled Nursing             91             252,018,942           17.53               2,769,439              1.64
Hospitality                 10             168,104,507           11.69              16,810,451              1.61
Office                      25             155,984,444           10.85               6,239,378              1.45
Assisted Living             12              67,372,430            4.69               5,614,369              1.39
Mixed Use                    8              60,001,740            4.17               7,500,217              1.68
Industrial                  13              46,583,219            3.24               3,583,325              1.25
Other                        5              37,979,725            2.64               7,595,945              1.46
                             -              ----------            ----               ---------              ----
TOTAL                      294         $ 1,438,000,264             100%            $ 4,891,157              1.49X



                           WEIGHTED AVERAGE      WEIGHTED AVERAGE      WEIGHTED
                           MORTGAGE INTEREST    REMAINING TERM TO  AVERAGE CURRENT
PROPERTY TYPE                    RATE                MATURITY            LTV
------------------------------------------------------------------------------------
Multifamily                      7.09%                150.9              67.86%
Retail                           7.30                 128.9              72.98
Skilled Nursing                  6.96                 117.2              85.47
Hospitality                      7.55                 126.8              54.32
Office                           7.16                 136.2              65.27
Assisted Living                  7.07                 116.2              76.66
Mixed Use                        7.42                 152.1              58.44
Industrial                       7.30                 122.9              73.16
Other                            7.61                 117.5              75.52
                                 ----                 -----              -----
TOTAL                            7.20%                133.0              70.45


(a)  Column totals may not sum due to rounding.
(b) Other property type includes special purpose properties, mobile home parks, and a hospital.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                     STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                             PREPAYMENT PROVISIONS
-------------------------------------------------------------------------------


                         OVERVIEW OF PREPAYMENT RESTRICTIONS

PREPAYMENT RESTRICTION                               % OF INITIAL POOL BALANCE
-------------------------------------------------------------------------------

Lockout Period with Defeasance                                   47.12%
Yield Maintenance                                                29.54
Lockout Period with Yield Maintenance                            22.30
Lockout Period with Fixed Percentage                              0.49
Other                                                             0.55
                                                                 ------
                  Total                                            100%



ALLOCATION OF PREPAYMENT PREMIUMS

All Prepayment Premiums are distributed to Certificate holders on the Distribution Date following the one-month collection period in which the prepayment occurred.

Prepayment premiums will be allocated between the Offered Certificates as follows:

       A percentage of all Prepayment Premiums (either fixed Prepayment Premiums or Yield Maintenance amount) will be allocated to each class of Offered Certificates (other than the Class X Certificates) (the "P & I Certificates) in an amount equal to the product of (a) such Prepayment Premium (b) the percentage of the total principal distribution that such Class receives, and (c) the Discount Rate Fraction. The "Discount Ratio Fraction" is a percentage (which can be no greater that 100% or less than 0%), the numerator of which is the excess of the Pass-Through Rate for such Class of Certificates over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.



  Discount     =     (Pass- Through Rate - Discount Rate)
    Rate              -----------------------------------
  Fraction           (Mortgage Rate - Discount Rate)



       The remaining percentage of the Prepayment Premiums will be allocated to the Class X Certificates

Allocation of Prepayment Premiums Example

Discount Rate Fraction Methodology:
   Mortgage Rate                 = 9%
   Pass-Through Rate             = 7%
   Treasury Rate (monthly)       = 6%

   P & I CERTIFICATE ALLOCATION        CLASS X CERTIFICATE ALLOCATION
   ----------------------------        -------------------------------
7% - 6% = 33 1/3%                   Receives excess premiums = 66 2/3%
-------
9% - 6%



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                     STRUCTURAL AND COLLATERAL TERM SHEET


------------------------------------------------------------------------------
                            PREPAYMENT RESTRICTIONS
------------------------------------------------------------------------------

                                             PREPAYMENT LOCK-OUT / PREMIUM ANALYSIS
                            PERCENTAGE OF MORTGAGE POOL BY PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT

               PREPAYMENT             JUNE       JUNE      JUNE       JUNE      JUNE       JUNE       JUNE      JUNE       JUNE
              RESTRICTIONS            1998       1999      2000       2001      2002       2003       2004      2005       2006
----------------------------------- ---------- --------- ---------- --------- ---------- ---------- --------- ---------- ---------
Locked Out                          51.72%     50.87%    47.77%     17.98%    11.24%     0.37%      0.09%     0.00%      0.00%
Defeasance                          0.00       0.00      2.51       32.07     38.63      46.63      46.46     47.40      47.32
Greater of 1% and Yield
      Maintenance                   48.28      49.13     49.24      49.01     49.20      52.03      52.49     51.62      51.70
                                    -----      -----     -----      -----     -----      -----      -----     -----      -----
Subtotal                            100.00     100.00    99.52      99.06     99.06      99.03      99.03     99.02      99.02

5.00% or Greater                    0.00       0.00      0.48       0.48      0.00       0.00       0.00      0.00       0.00
4.00 - 4.99%                        0.00       0.00      0.00       0.00      0.47       0.00       0.00      0.00       0.00
3.00 - 3.99%                        0.00       0.00      0.00       0.00      0.00       0.97       0.50      0.52       0.00
2.00 - 2.99%                        0.00       0.00      0.00       0.00      0.00       0.00       0.46      0.00       0.52
1.00 - 1.99%                        0.00       0.00      0.00       0.00      0.00       0.00       0.00      0.46       0.45
<1.00%                              0.00       0.00      0.00       0.00      0.00       0.00       0.00      0.00       0.00
Open                                0.00       0.00      0.00       0.46      0.46       0.00       0.00      0.00       0.00
                                    ----       ----      ----       ----      ----       ----       ----      ----       ----
Totals                              100.00%    100.00%   100.00%    100.00%   100.00%    100.00%    100.00%   100.00%    100.00%
Mortgage Pool Balance
($ million)                         $1,438.0   $1,415.6  $1,391.6   $1,365.4  $1,337.0   $1,300.3   $1,267.6  $1,207.1   $1,172.9
% of Cut-Off Pool Balance           100.00%    98.44%    96.77%     94.95%    92.98%     90.43%     88.15%    83.94%     81.56%


               PREPAYMENT              JUNE       JUNE      JUNE       JUNE
              RESTRICTIONS             2007       2008      2009       2010
-----------------------------------  ---------- --------- ---------- --------
Locked Out                           0.00%      0.00%     0.00%      0.00%
Defeasance                           47.24      17.45     21.92      20.73
Greater of 1% and Yield
      Maintenance                    47.23      69.71     75.08      75.38
                                     -----      -----     -----      -----
Subtotal                             94.47      87.16     97.00      96.12

5.00% or Greater                     0.00       0.00      0.00       0.00
4.00 - 4.99%                         0.00       0.00      0.00       0.00
3.00 - 3.99%                         0.00       0.00      0.00       0.00
2.00 - 2.99%                         0.00       0.00      0.00       0.00
1.00 - 1.99%                         0.97       1.75      2.11       2.06
<1.00%                               0.00       0.00      0.00       0.00
Open                                 4.56       11.09     0.89       1.82
                                     ----       -----     ----       ----
Totals                               100.00%    100.00%   100.00%    100.00%
Mortgage Pool Balance
($ million)                          $1,136.1   $269.1    $206.7     $193.3
% of Cut-Off Pool Balance            79.01%     18.71%    14.37%     13.44%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                     STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                DISTRIBUTION OF CUT-OFF DATE PRINCIPAL BALANCE
-------------------------------------------------------------------------------

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  [BAR GRAPH]

                                                                            PERCENTAGE OF
                                                                              AGGREGATE       AVERAGE
                                                 NUMBER OF   CUT-OFF DATE    CUT-OFF DATE  CUT-OFF DATE    WEIGHTED AVERAGE
                                                 MORTGAGE      PRINCIPAL      PRINCIPAL      PRINCIPAL       DEBT SERVICE
RANGE OF CUT-OFF DATE PRINCIPAL BALANCE            LOANS        BALANCE        BALANCE        BALANCE       COVERAGE RATIO
-----------------------------------------------------------------------------------------------------------------------------
                <  $499,999                            1          $ 411,898        0.03%      $ 411,898           1.66x
          500,000 - 999,999                            6          5,283,241        0.37         880,540           2.20
      1,000,000 - 1,999,999                           26         38,101,831        2.65       1,465,455           1.48
      2,000,000 - 2,999,999                           41        101,114,894        7.03       2,466,217           1.50
      3,000,000 - 3,999,999                           20         70,477,572        4.90       3,523,879           1.55
      4,000,000 - 4,999,999                           18         79,813,908        5.55       4,434,106           1.45
      5,000,000 - 5,999,999                           13         72,594,765        5.05       5,584,213           1.37
      6,000,000 - 6,999,999                           10         66,012,980        4.59       6,601,298           1.48
      7,000,000 - 7,999,999                            9         67,053,250        4.66       7,450,361           1.61
      8,000,000 - 8,999,999                            7         61,045,595        4.25       8,720,799           1.39
      9,000,000 - 9,999,999                            5         47,551,686        3.31       9,510,337           1.37
    10,000,000 - 11,999,999                            7         80,217,832        5.58      11,459,690           1.39
    12,000,000 - 13,999,999                            1         13,378,055        0.93      13,378,055           1.34
    14,000,000 - 16,999,999                            6         95,321,602        6.63      15,886,934           1.24
   17,000,000 - 225,437,299                           11        639,621,155       44.48      58,147,378           1.57
                                                      --        -----------       -----      ----------           ----
TOTAL                                                181    $ 1,438,000,264         100%    $ 7,944,753           1.49X

                                                                                           WEIGHTED
                                                    WEIGHTED AVERAGE   WEIGHTED AVERAGE     AVERAGE
                                                   MORTGAGE INTEREST    REMAINING TERM      CURRENT
RANGE OF CUT-OFF DATE PRINCIPAL BALANCE                   RATE            TO MATURITY         LTV
----------------------------------------------------------------------------------------------------
                <  $499,999                               7.60%              118.0           68.65%
          500,000 - 999,999                               7.67               123.3           63.25
      1,000,000 - 1,999,999                               7.40               141.9           65.69
      2,000,000 - 2,999,999                               7.25               152.2           65.54
      3,000,000 - 3,999,999                               7.30               162.4           67.13
      4,000,000 - 4,999,999                               7.29               159.0           66.03
      5,000,000 - 5,999,999                               7.45               132.9           71.37
      6,000,000 - 6,999,999                               7.34               133.7           65.89
      7,000,000 - 7,999,999                               7.34               162.8           64.91
      8,000,000 - 8,999,999                               7.32               142.7           71.14
      9,000,000 - 9,999,999                               7.24               108.3           75.64
    10,000,000 - 11,999,999                               7.47               134.0           66.85
    12,000,000 - 13,999,999                               7.02                82.0           76.01
    14,000,000 - 16,999,999                               7.25               111.6           79.12
   17,000,000 - 225,437,299                               7.05               124.9           72.03
                                                          ----               -----           -----
TOTAL                                                     7.20%              133.0           70.45%


(a)   Column totals may not add due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                     STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                          DEBT SERVICE COVERAGE RATIO
-------------------------------------------------------------------------------

      Weighted Average Current Debt Service Coverage Ratio: 1.49x

      96.4% of the Portfolio has Debt Service Coverage Ratio greater than 1.20x

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  [BAR GRAPH]

RANGE OF               NUMBER OF     CUT-OFF DATE    PERCENTAGE OF AGGREGATE    AVERAGE CUT-OFF    WEIGHTED AVERAGE
DEBT SERVICE            MORTGAGE       PRINCIPAL      CUT-OFF DATE PRINCIPAL    DATE PRINCIPAL       DEBT SERVICE
COVERAGE RATIOS          LOANS          BALANCE              BALANCE                BALANCE         COVERAGE RATIO
--------------------- ------------- ---------------- ------------------------- ------------------ ------------------
< 1.00                      2         $ 20,447,034               1.42%           $ 10,223,517            1.00x
1.01 - 1.10                 5           18,413,406               1.28               3,682,681            1.05
1.11 - 1.20                 3           12,482,558               0.87               4,160,853            1.19
1.21 - 1.30                35          227,790,328              15.84               6,508,295            1.27
1.31 - 1.40                63          362,948,923              25.24               5,761,094            1.34
1.41 - 1.50                14          160,551,148              11.16              11,467,939            1.47
1.51 - 1.60                10          337,452,383              23.47              33,745,238            1.59
1.61 - 1.70                 5           65,514,255               4.56              13,102,851            1.67
1.71 - 1.80                23           83,884,482               5.83               3,647,151            1.76
1.81 - 1.90                12           85,539,907               5.95               7,128,326            1.86
1.91 - 2.00                 3           48,312,170               3.36              16,104,057            1.93
2.01 - 2.10                 1            2,681,087               0.19               2,681,087            2.07
2.11 - 2.20                 2            5,854,971               0.41               2,927,486            2.15
2.21 >=                     3            6,127,612               0.43               2,042,537            3.36
                            -            ---------               ----               ---------            ----
     TOTAL                181       $ 1,438,000,264            100%               $ 7,944,753            1.49X

RANGE OF                 WEIGHTED AVERAGE     WEIGHTED AVERAGE        WEIGHTED
DEBT SERVICE             MORTGAGE INTEREST    REMAINING TERM TO   AVERAGE CURRENT
COVERAGE RATIOS                RATE               MATURITY              LTV
--------------------- - -------------------- -------------------- -----------------
< 1.00                         6.91%                  88.5             75.82%
1.01 - 1.10                    7.08                  161.8             84.16
1.11 - 1.20                    7.52                  130.3             75.73
1.21 - 1.30                    7.37                  123.4             75.36
1.31 - 1.40                    7.28                  116.8             74.34
1.41 - 1.50                    7.12                  127.4             67.41
1.51 - 1.60                    7.06                  117.6             77.07
1.61 - 1.70                    7.37                  120.9             59.87
1.71 - 1.80                    7.05                  224.5             53.71
1.81 - 1.90                    6.93                  202.1             49.92
1.91 - 2.00                    7.54                  160.1             57.69
2.01 - 2.10                    7.98                  118.0             58.28
2.11 - 2.20                    7.02                  234.0             52.77
2.21 >=                        7.90                  127.4             54.90
                               ----                  -----             -----
     TOTAL                     7.20%                 133.0             70.45%

(a)   Column totals may not add due to rounding

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                     STRUCTURAL AND COLLATERAL TERM SHEET

------------------------------------------------------------------------------
                       CUT-OFF DATE LOAN TO VALUE RATIO
------------------------------------------------------------------------------

      Weighted Average Current Loan to Value Ratio:  70.5%

      56.6% of the Cut-off Date Principal Balance have Loan to Value Ratio of 75% or less


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  [BAR GRAPH]


                                                         PERCENTAGE OF
RANGE OF CURRENT      NUMBER OF     CUT-OFF DATE           AGGREGATE        AVERAGE CUT-OFF     WEIGHTED AVERAGE
LOAN-TO-VALUE RATIOS   MORTGAGE       PRINCIPAL          CUT-OFF DATE        DATE PRINCIPAL       DEBT SERVICE
                        LOANS          BALANCE         PRINCIPAL BALANCE        BALANCE          COVERAGE RATIO
--------------------- ----------- ------------------ ---------------------- ----------------- ---------------------
23.86% - 30.00%             2        $ 2,635,069                0.18%         $ 1,317,534             3.98x
30.01 - 50.00               9        142,233,130                9.89           15,803,681             1.68
50.01 - 60.00              44        246,279,251               17.13            5,597,256             1.73
60.01 - 65.00              11         69,907,277                4.86            6,355,207             1.51
65.01 - 70.00              18         85,603,297                5.95            4,755,739             1.33
70.01 - 75.00              51        267,464,838               18.60            5,244,409             1.34
75.01 - 80.00              36        335,212,716               23.31            9,311,464             1.37
80.01 - 85.00               7         57,036,973                3.97            8,148,139             1.17
85.01 - 90.00               1        225,437,229               15.68          225,437,229             1.60
95.01 - 100.00              2          6,190,484                0.43            3,095,242             1.03
                            -          ---------                ----            ---------             ----
     TOTAL                181     $ 1,438,000,264               100%          $ 7,944,753             1.49X

                                       WEIGHTED
                        WEIGHTED        AVERAGE                         WEIGHTED
RANGE OF CURRENT         AVERAGE       REMAINING       WEIGHTED         AVERAGE
LOAN-TO-VALUE RATIOS    MORTGAGE        TERM TO         AVERAGE         BALLOON/
                      INTEREST RATE    MATURITY       CURRENT LTV       ARD LTV
--------------------- -------------- -------------- ---------------- ---------------
23.86% - 30.00%             7.85%        139.8           24.80%            0.00%
30.01 - 50.00               7.29         152.8           48.09            33.85
50.01 - 60.00               7.21         182.4           54.80            22.84
60.01 - 65.00               7.27         115.3           62.93            39.90
65.01 - 70.00               7.46         121.8           68.07            54.66
70.01 - 75.00               7.30         118.2           73.25            61.72
75.01 - 80.00               7.27         119.6           77.77            65.11
80.01 - 85.00               7.17         109.1           81.55            46.27
85.01 - 90.00               6.81         117.0           87.62            69.13
95.01 - 100.00              6.80         238.0           99.61             0.00
                            ----         -----           -----             ----
     TOTAL                  7.20%        133.0           70.45%           51.78%

(a)   Column totals may not add due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                     STRUCTURAL AND COLLATERAL TERM SHEET


-------------------------------------------------------------------------------
                    REMAINING AMORTIZATION TERM (IN MONTHS)
-------------------------------------------------------------------------------

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  [BAR GRAPH]

RANGE OF               NUMBER OF     CUT-OFF DATE    PERCENTAGE OF AGGREGATE    AVERAGE CUT-OFF    WEIGHTED AVERAGE
AMORTIZATION            MORTGAGE       PRINCIPAL      CUT-OFF DATE PRINCIPAL    DATE PRINCIPAL       DEBT SERVICE
TERMS                    LOANS          BALANCE              BALANCE                BALANCE         COVERAGE RATIO
--------------------- ------------- ---------------- ------------------------- ------------------ --------------------
  71-90                     1          $ 15,873,962            1.10%                $ 15,873,962          1.00x
 91-110                     1             1,677,521            0.12                    1,677,521          1.06
111-130                     2             6,219,574            0.43                    3,109,787          1.57
131-150                     1             3,736,335            0.26                    3,736,335          1.03
171-190                     4            40,265,640            2.80                   10,066,410          1.58
211-230                     1             4,370,386            0.30                    4,370,386          1.28
231-250                    41           143,341,737            9.97                    3,496,140          1.71
291-310                    40           567,560,418           39.47                   14,189,010          1.56
331-360                    90           654,954,690           45.55                    7,277,274          1.41
                           --           -----------           -----                    ---------          ----
     TOTAL                181       $ 1,438,000,264            100%                  $ 7,944,753          1.49X

RANGE OF                WEIGHTED AVERAGE     WEIGHTED AVERAGE        WEIGHTED
AMORTIZATION            MORTGAGE INTEREST    REMAINING TERM TO   AVERAGE CURRENT
TERMS                         RATE               MATURITY              LTV
---------------------  -------------------- -------------------- -----------------
  71-90                       6.91%                 80.0              81.20%
 91-110                       7.25                 106.0              67.10
111-130                       7.10                 118.0              48.35
131-150                       7.13                 146.0              83.96
171-190                       7.04                 120.5              62.14
211-230                       7.38                 117.0              69.37
231-250                       7.05                 225.8              56.17
291-310                       7.22                 120.5              73.28
331-360                       7.24                 125.8              71.53
                              ----                 -----              -----
     TOTAL                    7.20%                133.0              70.45%

(a)   Column totals may not add due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                     STRUCTURAL AND COLLATERAL TERM SHEET



-------------------------------------------------------------------------------
                        CURRENT MORTGAGE INTEREST RATES
-------------------------------------------------------------------------------

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  [BAR GRAPH]


RANGE OF               NUMBER OF     CUT-OFF DATE    PERCENTAGE OF AGGREGATE    AVERAGE CUT-OFF    WEIGHTED AVERAGE
MORTGAGE                MORTGAGE       PRINCIPAL      CUT-OFF DATE PRINCIPAL    DATE PRINCIPAL       DEBT SERVICE
RATES                    LOANS          BALANCE              BALANCE                BALANCE         COVERAGE RATIO
--------------------- ------------- ---------------- ------------------------- ------------------ -------------------
6.50 - 6.75                 2          $ 43,558,638             3.03%           $ 21,779,319             1.51x
6.75 - 7.00                16           387,990,079            26.98              24,249,380             1.55
7.00 - 7.25                68           392,472,876            27.29               5,771,660             1.49
7.25 - 7.50                51           410,834,586            28.57               8,055,580             1.45
7.50 - 7.75                28           131,221,075             9.13               4,686,467             1.40
7.75 - 8.00                 9            42,578,781             2.96               4,730,976             1.62
8.00 - 8.25                 3            10,573,647             0.74               3,524,549             1.83
8.25 - 8.50                 3            14,597,956             1.02               4,865,985             1.68
8.75 - 9.00                 1             4,172,624             0.29               4,172,624             1.57
                            -             ---------             ----               ---------             ----
     TOTAL                181       $ 1,438,000,264             100%             $ 7,944,753             1.49X

RANGE OF                 WEIGHTED AVERAGE     WEIGHTED AVERAGE        WEIGHTED
MORTGAGE                 MORTGAGE INTEREST    REMAINING TERM TO   AVERAGE CURRENT
RATES                          RATE               MATURITY              LTV
--------------------- - -------------------- -------------------- -----------------
6.50 - 6.75                   6.74%                  117.0             78.47%
6.75 - 7.00                   6.85                   124.1             78.31
7.00 - 7.25                   7.09                   154.9             67.33
7.25 - 7.50                   7.40                   124.2             66.59
7.50 - 7.75                   7.64                   126.0             68.11
7.75 - 8.00                   7.83                   145.5             64.65
8.00 - 8.25                   8.15                   122.8             65.20
8.25 - 8.50                   8.43                   116.0             74.41
8.75 - 9.00                   8.88                   113.0             63.22
                              ----                   -----             -----
     TOTAL                    7.20%                  133.0             70.45%

(a)   Column totals may not add due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                     STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                              AMORTIZATION TYPES
-------------------------------------------------------------------------------

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  [BAR GRAPH]


                        NUMBER      CUT-OFF DATE    PERCENTAGE OF AGGREGATE        AVERAGE        WEIGHTED AVERAGE DEBT
                     OF MORTGAGE     PRINCIPAL      CUT-OFF DATE PRINCIPAL      CUT-OFF DATE         SERVICE COVERAGE
AMORTIZATION TYPE       LOANS         BALANCE               BALANCE           PRINCIPAL BALANCE           RATIO
-------------------------------------------------------------------------------------------------------------------------
Balloon                   103       $ 882,979,842           61.40                $8,572,620               1.48x
Fully Amortizing           44         162,526,248           11.30                 3,693,778               1.66
Hyper Amortizing           34         392,494,174           27.29                11,543,946               1.46
                           --         -----------           -----                ----------               ----
     TOTAL                181     $ 1,438,000,264            100%               $ 7,944,753               1.49X

                       WEIGHTED AVERAGE      WEIGHTED AVERAGE     WEIGHTED
                       MORTGAGE INTEREST     REMAINING TERM TO    AVERAGE
AMORTIZATION TYPE            RATE                MATURITY       CURRENT LTV
-----------------------------------------------------------------------------
Balloon                     7.18%                  122.2             75.65%
Fully Amortizing            7.03                   210.0             58.10
Hyper Amortizing            7.33                   125.5             63.88
                            ----                   -----             -----
     TOTAL                  7.20%                  133.0             70.45%

(a)   Column totals may not add due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                     STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                    REMAINING TERM TO MATURITY (IN MONTHS)
-------------------------------------------------------------------------------

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  [BAR GRAPH]



RANGE OF REMAINING     NUMBER OF      CUT-OFF DATE    PERCENTAGE OF AGGREGATE    AVERAGE CUT-OFF    WEIGHTED AVERAGE
TERM TO                 MORTGAGE       PRINCIPAL       CUT-OFF DATE PRINCIPAL    DATE PRINCIPAL       DEBT SERVICE
MATURITY                 LOANS          BALANCE               BALANCE                BALANCE         COVERAGE RATIO
--------------------- ------------- ----------------- ------------------------- ------------------ --------------------
=<70                        1          $ 6,508,605               0.45%             $ 6,508,605            1.31x
71 - 90                     7           44,633,538               3.10                6,376,220            1.22
91 - 110                    1            1,677,521               0.12                1,677,521            1.06
111 - 130                 117        1,094,245,468              76.09                9,352,525            1.45
131- 150                    2            6,128,400               0.43                3,064,200            1.17
151 - 170                   2            7,065,919               0.49                3,532,960            1.22
171 - 190                  15          146,796,443              10.21                9,786,430            1.71
231 - 250                  36          130,944,369               9.11                3,637,344            1.75
                           --          -----------               ----                ---------            ----
     TOTAL                181        $ 1,438,000,264             100%              $ 7,944,753            1.49X


RANGE OF REMAINING      WEIGHTED AVERAGE     WEIGHTED AVERAGE    WEIGHTED AVERAGE
TERM TO                 MORTGAGE INTEREST   REMAINING TERM TO        CURRENT
MATURITY                      RATE               MATURITY              LTV
---------------------  -------------------- ------------------- -------------------
=<70                           6.92%                 57.0             71.52%
71 - 90                        7.16                  80.6             76.10
91 - 110                       7.25                 106.0             67.10
111 - 130                      7.21                 117.4             73.83
131- 150                       7.37                 144.0             79.48
151 - 170                      7.55                 151.0             74.40
171 - 190                      7.27                 177.8             56.74
231 - 250                      7.02                 234.3             55.00
                               ----                 -----             -----
     TOTAL                     7.20%                133.0             70.45%

(a)   Column totals may not add due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                     STRUCTURAL AND COLLATERAL TERM SHEET


-------------------------------------------------------------------------------
                              YEAR OF ORIGINATION
-------------------------------------------------------------------------------

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  [BAR GRAPH]

YEAR OF                NUMBER OF      CUT-OFF DATE    PERCENTAGE OF AGGREGATE        AVERAGE        WEIGHTED AVERAGE
ORIGINATION             MORTGAGE       PRINCIPAL       CUT-OFF DATE PRINCIPAL     CUT-OFF DATE        DEBT SERVICE
                         LOANS          BALANCE               BALANCE           PRINCIPAL BALANCE    COVERAGE RATIO
--------------------- ------------- ----------------- ------------------------- ------------------ -------------------
1997                        93       $ 627,341,024              43.63              $ 6,745,602            1.49x
1998                        86         803,593,321              55.88                9,344,108            1.50
1995                         2           7,065,919               0.49                3,532,960            1.22
                             -           ---------               ----                ---------            ----
     TOTAL                 181      $ 1,438,000,264              100%              $ 7,944,753            1.49X

YEAR OF                  WEIGHTED AVERAGE     WEIGHTED AVERAGE       WEIGHTED
ORIGINATION              MORTGAGE INTEREST   REMAINING TERM TO   AVERAGE CURRENT
                               RATE               MATURITY             LTV
----------------------- -------------------- ------------------- -----------------
1997                           7.25%                 144.1            67.35%
1998                           7.16                  124.2            72.84
1995                           7.55                  151.0            74.40
                               ----                  -----            -----
     TOTAL                     7.20%                 133.0            70.45%

(a)   Column totals may not add due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                     STRUCTURAL AND COLLATERAL TERM SHEET


                            COLLATERAL TERM SHEET:
                            SENIOR LIVING PORTFOLIO



                               Loan Information

                            Original                      Cut-Off Date
PRINCIPAL BALANCE:          $226,000,000                  $225,437,229

ORIGINATION DATE:           February 6, 1998

INTEREST RATE:              6.81%

AMORTIZATION:               25 years

MATURITY DATE:              February 1, 2008

BORROWERS:                  Senior Living Properties, LLC and SLP Illinois,
                            LLC were formed as special purpose entities in December 1997 and January 1998.

CALL PROTECTION:            Prepayment lockout for 34 months. U.S. Treasury
                            defeasance permitted from 34 months after the closing date.

CROSS-COLLATERALIZATION/    No
DEFAULT

ADDITIONAL FINANCING:       $10 million subordinate loan secured by mortgages
                            on the property and revolving lines of credit of $15 million and a $10 million secured by certain income and accounts. Additional $10 million unsecured subordinated loan.


                             Property Information

SINGLE ASSET/PORTFOLIO:     Portfolio

PROPERTY TYPE:              Nursing Home and Independent Assisted Living

LOCATION:                   Illinois and Texas

YEAR BUILT/RENOVATED:       1902-1984 / 1939-1998

THE COLLATERAL              The loan is secured by fee mortgages or deeds of
                            trust encumbering 74 nursing homes and assisted living properties located in Texas and Illinois, and security interests in certain income, accounts and other personal property relating to 13 other nursing homes and assisting living properties.

SURETY BOND:                The loan is insured under an insurance surety bond
                            issued by ZC Specialty Insurance Company ("ZC") covering up to a principal amount of $144,549,430, together with applicable interest thereon. The obligations of ZC are guaranteed by Centre
                            Reinsurrance (US) Limited ("Centre Re"). As of
                            March 1998, Centre Re had claims paying ability of AA by Standard & Poor's.

PROPERTY MANAGEMENT:        Complete Care Services, L.P.

OCCUPANCY:                  73%
(10/31/97)

1997 NET OPERATING          $30,306,508
INCOME:

UNDERWRITABLE NET CASH      $30,402,500
FLOW:

APPRAISED VALUE:            $257,300,000

CUT-OFF DATE LOAN/SQ. FT.:  $28,461

APPRAISAL DATE:             January 1, 1998

                            Cut-off Date
LTV:                        87.6%

BALLOON LTV:                69.1%

DSCR(1):                    1.60x


(1) Based on Underwritable Net Cash Flow.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                     STRUCTURAL AND COLLATERAL TERM SHEET



                            COLLATERAL TERM SHEET:
                              ALLIANCE PORTFOLIO


                               Loan Information

                            Original                      Cut-Off Date
PRINCIPAL BALANCE:          $62,000,000                   $61,800,612

ORIGINATION DATE:           December 16,  1997

INTEREST RATE:              7.14%

AMORTIZATION:               30 years

HYPERAMORTIZATION           After Anticipated Repayment Date, interest rate
                            increases to 9.143%. All excess cash flow is used to reduce outstanding principal balance; the additional 2% deferred and accrues interest at the increased rate until the principal balance is zero.

ANTICIPATED REPAYMENT       January 1, 2008
DATE:

MATURITY DATE:              January 1, 2028

BORROWER/SPONSOR:           Alliance DG, a special purpose entity, is an
                            Illinois limited partnership, an affiliate of Alliance Holdings, LLC, a privately owned real estate investment, development, and finance firm primarily involved in the multifamily housing industry. Alliance Holdings is based in Chicago, Illinois and holds a portfolio of more than 13,368 apartment units in Texas, Indiana, California and Florida.

CALL PROTECTION:            Prepayment lockout up to 6 months prior to the
                            Anticipated Repayment Date. U.S. Treasury defeasance permitted from five years after closing date.

CROSS-COLLATERALIZATION/    No
DEFAULT

ADDITIONAL FINANCING:       $9.5 million mezzanine partnership loan.



                             Property Information

SINGLE ASSET/PORTFOLIO:     Portfolio

PROPERTY TYPE:              Multifamily

LOCATION:                   Texas

YEAR BUILT/RENOVATED:       1970-1983 / 1996-1998

THE COLLATERAL:             8 multi-family properties located in Dallas and
                            Houston, Texas, totaling 2,762 units.

PROPERTY MANAGEMENT:        Alliance Residential Management LLC

OCCUPANCY(1/11/98):         96%

1997 NET OPERATING INCOME:  $6,872,462

UNDERWRITABLE NET CASH      $6,639,436
FLOW:

APPRAISED VALUE:            $81,910,000

CUT-OFF DATE LOAN/ SQ. FT:  $22,375

APPRAISAL DATE:             10/23/97 - 3/23/98

                            Cut-off Date                  At ARD(1)
LTV:                        75.5%                         65.2%

DSCR(2)                     1.32x



(1) Anticipated Repayment Date.
(2) Based on Underwritable Net Cash Flow.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                     STRUCTURAL AND COLLATERAL TERM SHEET

                            COLLATERAL TERM SHEET:
                          RENAISSANCE TECHWORLD HOTEL


                               Loan Information

                            Original                      Cut-Off Date
PRINCIPAL BALANCE:          $62,000,000                   $61,924,861

ORIGINATION DATE:           March 13, 1998

INTEREST RATE:              7.50%

AMORTIZATION:               25 years

HYPERAMORTIZATION           After Anticipated Repayment Date, interest rate
                            increases to 9.500%. All excess cash flow is used to reduce outstanding principal balance; the additional 2% deferred and accrues interest at the increased rate until the principal balance is zero.

ANTICIPATED REPAYMENT       April 1, 2008
DATE:
MATURITY DATE:              April 1, 2023

BORROWER:                   Techworld Hotel Associates, LLC, a District of
                            Columbia limited liability company and a special purpose entity.

CALL PROTECTION:            Prepayment lockout up to 7 months prior to
                            Anticipated Repayment Date. U.S. Treasury defeasance permitted from 47 months after the closing date.

CROSS-COLLATERALIZATION/    No
DEFAULT

ADDITIONAL FINANCING:       Approximately $6.0 million mezzanine partnership
                            loan.


                             Property Information

SINGLE ASSET/PORTFOLIO:     Single Asset

PROPERTY TYPE:              Hospitality

LOCATION:                   District of Columbia

YEAR BUILT/RENOVATED:       1989 / 1994

THE COLLATERAL A 15-story, 801 room full service hotel located at 999 9th Street in Washington D.C. with a restaurant and a lounge, 66,918 square feet of meeting and ballroom space and a 307 seat auditorium.

PROPERTY MANAGEMENT:        Renaissance Hotel Operating Company

OCCUPANCY (12/31/97):       71%(3)

1997 NET OPERATING          $10,261,495
INCOME:

UNDERWRITABLE NET CASH      $8,801,680
FLOW:

APPRAISED VALUE:            $125,000,000

CUT-OFF DATE LOAN/ROOMS:    $77,309

APPRAISAL DATE:             January 28, 1998

                            Current
LTV:                        49.6%                         At ARD(1)

DSCR(2)                     1.59x                         39.7%


(1)  Anticipated Repayment Date.
(2)  Based on Underwritable Net Cash Flow.
(3)  Based on a trailing12 month basis.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                     STRUCTURAL AND COLLATERAL TERM SHEET

                            COLLATERAL TERM SHEET:
                              MADISON RENAISSANCE


                               Loan Information

                            Original                      Cut-Off Date
PRINCIPAL BALANCE:          $49,000,000                   $48,942,695

ORIGINATION DATE:           March 3, 1998

INTEREST RATE:              7.34%

AMORTIZATION:               25-years

HYPERAMORTIZATION           After Anticipated Repayment Date, interest rate
                            increases to 9.340%. All excess cash flow is used to reduce outstanding principal balance; the additional 2% deferred and accrues interest at the increased rate until the principal balance is zero.

ANTICIPATED REPAYMENT       April 1, 2008
DATE:
MATURITY DATE:              April 1, 2023

BORROWER:                   Madison Hotel LLC, a Washington limited liability
                            company and a special purpose entity. Madison
                            Associates, a Washington general partnership, is the sole member of the Madison Renaissance
                            Borrower.

CALL PROTECTION:            Prepayment lockout up to 6 months prior to
                            Anticipated Repayment Date. U.S. Treasury defeasance permitted from 35 months after the closing date.

CROSS-COLLATERALIZATION/    No
DEFAULT

MEZZANINE LOANS:            NAP



                             Property Information

SINGLE ASSET/PORTFOLIO:     Single Asset

PROPERTY TYPE:              Hospitality

LOCATION:                   Washington

YEAR BUILT/RENOVATED:       1983 / 1997-1998

THE COLLATERAL Collateral consists of both fee and leasehold interests in land underlying a 28-story, 553 room full service hotel. The property includes three restaurants, 18,283 square feet of meeting space and underground parking facilities.

PROPERTY MANAGEMENT:        R.C. Hedreen Co.

FRANCHISOR:                 Marriott International, Inc.

OCCUPANCY:                  69%(3)
(12/31/97)

1997 NET OPERATING          $7,948,850
INCOME:

UNDERWRITABLE NET CASH      $7,106,470
FLOW:

APPRAISED VALUE:            $83,800,000

CUT-OFF DATE LOAN/ROOMS:    $88,504

APPRAISAL DATE:             June 1, 1997

                            Cut-off Date                  At ARD(1)
LTV:                        58.5%                         46.4%

DSCR(2)                     1.66x


(1)  Anticipated Repayment Date.
(2)  Based on Underwritable Net Cash Flow.
(3)  Based on a trailing 12 month basis.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                     STRUCTURAL AND COLLATERAL TERM SHEET

                            COLLATERAL TERM SHEET:
                                THE AIMCO LOANS

                               Loan Information

                            Original                     Cut-Off Date
TOTAL PRINCIPAL BALANCE:    $120,000,000                 $118,600,711

NUMBER OF LOANS:            Thirty Three

RANGE OF PRINCIPAL
BALANCE:                    $1,160,988 - $9,079,651      $1,147,450 - 8,973,776

ORIGINATION DATE:           October 31, 1997

RANGE OF INTEREST RATE:     7.019%

RANGE OF AMORTIZATION:      20 Years

RANGE OF MATURITY DATE:     November 1, 2017

BORROWER/SPONSOR:           Thirty Three AIMCO Loan Borrowers, each a separate
                            special purpose entity Delaware limited
                            partnership

CALL PROTECTION:            Prepayment penalty is the greater of 1% or yield
                            maintenance for the first 227 months and open for the last 13 months.

CROSS-COLLATERALIZATION/    No
DEFAULT

MEZZANINE LOANS:            No


                             Property Information

SINGLE ASSET/PORTFOLIO:     Portfolio

PROPERTY TYPE:              Multifamily

LOCATION:                   Arizona, Georgia, Texas, Florida, Michigan, North
                            Carolina, and Illinois

YEAR BUILT/RENOVATED:       1964 -1990

THE COLLATERAL Collateral consists of thirty three multifamily properties ranging in size from 84 units to 487 units, totaling 6,976 units.

PROPERTY MANAGEMENT:        AMICO Properties, L.P.

OCCUPANCY:                  81% - 100%
(8/18/97 - 12/15/97)


1997 NET OPERATING          ($297,532) - $1,762,112
INCOME:

UNDERWRITABLE NET CASH      $189,841 - $1,485,628
FLOW:

APPRAISED VALUE:            $2,050,000 - $17,200,000

CUT-OFF DATE                $17,001
BALANCE/UNITS:

APPRAISAL DATE:             October and November 1997

                            Cut-off Date
LTV:                        49% - 60%

DSCR(1)                     1.75x - 2.19x


 (1) Based on Underwritable Net Cash Flow.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

DEUTSCHE MORGAN GRENFELL INC.
31 WEST 52ND STREET
NEW YORK, NY  10019

REAL ESTATE FINANCE
Steve Stuart             Phone:   (212) 469-8444
Director                 Fax:     (212) 469-8518

Eric Schwartz            Phone:   (212) 469-4542
Director                 Fax:     (212) 469-8518

Greg Hartch              Phone:   (212) 469-2748
Vice President           Fax:     (212) 469-8518

Allisson Michaels        Phone:   (212) 469-7391
Vice President           Fax:     (212) 469-8518

Janet Whang              Phone:  (212) 469-3672
Analyst                  Fax:    (212) 469-8518


MORTGAGE UNDERWRITING

Robert Burns             Phone:           (212) 469-3867
Director                 Fax:             (212) 469-8523

Lotte Potter             Phone:           (212) 469-2793
Vice President           Fax:             (212) 469-8523

MORTGAGE TRADING
John Cutting             Phone:           (212) 469-7730
Director                 Fax:             (212) 469-6933

Scott Wayneburn          Phone:           (212) 469-7730
Vice President           Fax:             (212) 469-6933



LEHMAN BROTHERS
THREE WORLD FINANCIAL CENTER, 20TH FLOOR
NEW YORK, NY 10285

REAL ESTATE FINANCE
Paul Hughson             Phone: (212) 526-5911
Senior Vice President    Fax:     (212) 526-3746

Rick Hollander           Phone:   (212) 526-8327
Vice President           Fax:     (212) 526-3746

Jim Blakemore            Phone:   (212) 526-7708
Vice President           Fax:     (212) 526-3746



MORTGAGE TRADING
Haejin Baek              Phone:   (212) 526-0001
Senior Vice President    Fax:     (212) 528-8955




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.